SUBLICENSE AGREEMENT

            THIS AGREEMENT, made as of this 30th day of September, 1987, by and between HOSOKAWA MICRON INTERNATIONAL, INC., a Delaware corporation, with offices located at 780 Third Avenue, New York, New York 10017 (hereinafter the "Licensor"), and HOSOKAWA MICRON CORPORATION, a Japanese corporation with offices located at Osaka, Japan (hereinafter the "Licensee").

                                  WITNESSETH:

            WHEREAS, the University of Arkansas ("UA") is the patentee by assignment from Dr. M.K. Mazumder and R.E. Ware of the Graduate Institute of Techno1ogy, University of Arkansas ("GIT"), to whom was granted United States Patent No. 4,633,714 on January 6, 1987, for an Aerosol Particle Charge and Size Analyzer ("E-SPART"); and

            WHEREAS, Licensor is licensee of the E-SPART pursuant to an agreement with UA dated February 16, 1987 (the "License Agreement"); and

            WHEREAS, Licensee is in the powder and particle processing business and desires to acquire a license to make, have made, use and sell the E-SPART in the Territory (as hereafter defined);

            NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto do hereby agree as follows:

            1.0   Definitions

            1.1   Technology Field

            The term, "Technology Field" as used herein shall mean industrial powder and particle processing and related peripheral fields.

            1.2   Subject Product

            The term "Subject Product" as used herein shall mean the E-SPART as described in United States Patent No. 4,633,714 and any improvements made thereto for use in the Technology Field.

            1.3   Improvement

            The term "Improvement" as used herein shall mean any modification of the E-SPART as described in United States Patent No. 4,633,714.

            1.4   Patent Rights

            The term "Patent Rights" as used herein shall mean any patent application previously or hereafter filed by or on behalf of UA or Licensor and any patent now issued or hereafter issuing on any patent application filed by or an behalf of UA or Licensor which patent application relates to the Subject Product, its method of manufacture or use in the Technology Field.

            1.5   Proprietary Information

            The term "Proprietary Information" as used herein shall mean any confidential technical information, proprietary know-how, trade secret or other intellectual property right used in or relating to Subject Product.

            1.6   Licensed Product

            The term "Licensed Product" as used herein shall mean any Subject Product based upon Patent Rights and/or Proprietary Information which is produced or sold by Licensee, sublicensees, or contract manufacturer.

            1.7   Net Sales

            The term "Net Sales" as used herein shall mean the total amount paid to Licensee or sublicensee by purchasers of Licensed Products less any freight, insurance, packaging, sales, excise or use taxes, export or import duties, and commissions, insofar as such freight, taxes, duties, and/or commissions are actually paid by Licensee; provided, however, any commissions deducted to determine net sales shall be reasonable, consistent with commissions prevailing in the industry, and not include commissions paid to any subsidiary or affiliate of Licensee except as such commissions relate to local sales representative destination commissions.

            1.8   Territory

            The term "Territory" as used herein shall mean Japan, Australia, New Zealand, U.S.S.R., all Asian and Middle Eastern Countries and all territories and possessions thereof.

            2.0   Grant of License

            Licensor hereby grants to Licensee and Licensee hereby accepts from Licensor the nontransferable (except as set forth herein) right to use the Patent Rights and Proprietary Information to make, have made, use and sell Licensed Products in the Territory.

            3.0   Licensor Technical Services

            During the term of this Agreement, Licensor will continue to make available to Licensee without charge such Proprietary Information, general technical advice and training services as may be necessary to enable Licensee to continue to make, have made, use, sell and service the Licensed Products. Licensor shall also furnish, at the request of the Licensee, technical experts to assist the Licensee in making, having made, using, selling, and servicing the Licensed Products for such reasonable time as may be necessary, and the Licensee shall pay the salaries (or reimburse Licensor for salaries and standard fringe benefits paid by it) and traveling and living expenses of such technical experts while they are away from the facilities of the Licensor.

            3.1   Secrecy Agreement

            If, pursuant to Section 3.0 hereof, the Licensor shall send employees to any facility or office of Licensee or Licensee's affiliated companies to deliver training, Proprietary Information or other data, or to make inspections, such employees shall, if requested, execute Licensee's standard confidentiality covenants, to protect information not covered by this Agreement, and shall obey and conform to all codes and regulations of such offices or facilities.

            4.0   Royalties and Other Payments

            (a) For and in consideration of the licensing granted above, Licensee agrees to pay Licensor a royalty in the amount of five percent (5%) of the Net Sales of all Licensed Products in the Territory.

            (b) Royalty payments shall be made to the party and in the manner designed by Licensor in United States Dollars converted from the prevailing currency in the Territory involved at the official rate of exchange of an authorized foreign exchange bank quoted on the date when each such royalty payment is due under Section 5(a) hereof, after deduction of any taxes imposed and required to be withheld therefrom by controlling taxation laws in the United States, the Territory or elsewhere. Licensee shall obtain a properly authenticated certificate evidencing payment of such tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor simultaneously with royalty remittances.

            5.0   Accounting Requirements

            (a) All royalty payments due from Licensee to Licensor hereunder, shall be computed quarterly for calendar quarters ending on the last day of March, June, September and December of each year, and shall be paid within thirty (30) days following the end of each such calendar quarter. A report setting forth the basis of the royalty calculation shall accompany payment.

            (b) Licensee shall keep full and accurate records of all Licensed Products manufactured and sold by it or its sublicensees or contract manufacturer and shall upon request of Licensor, give to any representative appointed by Licensor access to inspect such records during regular business hours and make copies thereof.

            6.0   Promotion of Licensed Products

            Licensee shall exercise its best efforts to promote the sale of the Licensed Products in the Territory.

            7.0   Confidential Information

            Licensee agrees that it will treat as strictly confidential all Proprietary Information furnished at any time by Licensor hereunder, and shall not disclose it in whole or in part to third parties. This obligation of confidentiality does not apply to information which:

            (a) was known and can be proven by documentary evidence to have been known to Licensee prior to disclosure by the Licensor;

            (b) is or becomes, through no fault of Licensee, public knowledge or literature;

            (c) is disclosed to Licensee in good faith by a third party other than UA who had a right to make such disclosure; or

            (d) is disclosed to sublicensees or contract manufacturer of Licensee.

            8.0   Infringement by Third Parties

            Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Patent Rights or Proprietary Information. Licensor reserves the right, but shall not be required, to undertake any action against any alleged infringement by third parties. Licensor shall notify Licensee within seventy-five (75) days after receipt of notice of infringement indicating whether it will take any steps against the alleged infringers. If Licensor elects not to proceed against an alleged infringer, then the Licensee shall have the right, but not the obligation, to undertake any and all actions it deems appropriate. In any action against an alleged infringer, Licensor and Licensee may, at the other's request, join together in taking whatever steps the parties agree are necessary to prevent infringement.

            8.1   Defense of Infringement Suit

            Licensor and Licensee agree to cooperate in the defense of any suit brought against UA, Licensor, Licensee, sublicensees, or contract manufacturer for infringement of any patent or for wrongful use of Proprietary Information of any third party insofar as such suit is based upon a claim that the infringement or wrongful use is attributable to the application by Licensor or Licensee without substantial modification of the Patent Rights and/or Proprietary Information provided under this agreement. Licensor's total liability for payment of costs in the defense of any suit or suits shall be limited to the amount of any gross royalties payable to Licensor under Sections 4.0 and 5.0, and such costs shall be deducted according to the provisions of Section 10.1.

            9.0   Future Improvements

            With respect to Improvements made to the Subject Product by either party to this agreement during its term, the party who makes the Improvement shall retain the ownership rights thereto. For all Improvements made by one party, however, the other party and UA will receive a license thereto, including a license under any patent or patent application covering such Improvements, on the same terms and conditions as set forth herein covering the Technology Field; subject, however, to the intervening rights of any third party which may have funded the research which resulted in the Improvement made to the Subject Product; provided, however, that Licensor shall subject any research projects funded by third parties which may lead to improvements in the Subject Product to existing license agreements including this Agreement. Any license granted to Licensor and UA under this Section will be royalty free. Any license granted to Licensee under this Section will be under the same terms and conditions set forth in this Agreement.

            The party making an Improvement to the Subject Product shall have the obligation to notify promptly the other party and UA and to provide the other party and UA with sufficient Proprietary Information for it to be able to utilize the Improvement in the making, having made, using or selling of the Licensed Products.

            10.0  Patent and Trademark Applications

            Licensor or UA shall be responsible for and incur the costs of protection of the Patent Rights and Proprietary Information, subject to the provisions of Section 8.0 and 8.1, including any rights arising from Improvements made to the Subject Product by Licensor. Should Licensor and UA decide not to file a patent or trademark application in the United States with respect to improvements made to the Subject Product, or after filing, choose not to maintain any of such patents or trademarks, Licensee is then free to file, in Licensor's name, such applications or maintain, in Licensor's name, such patent and trademarks deducting the cost of such filing according to the provisions of
Section 10.1.

            Licensee shall initially bear the costs of protection of the Patent Rights and Proprietary Information in foreign countries, including any rights arising from Improvements made to the Subject Product by Licensor or UA, subject to a deduction of such costs according to the provisions of Section 10.1. Licensee will keep Licensor advised as to all developments 10.2. with respect to any foreign patent applications and will supply to Licensor copies of all papers received and filed in connection with the prosecution thereof. Licensor shall have the right, through its patent attorneys and/or agents, to advise and cooperate with Licensee in the prosecution of the application.

            10.1  Deduction of Patent Costs

            Licensee shall be entitled to deduct from any royalties payable to Licensor pursuant to the provisions of Sections 4.0 and 5.0 all reasonable expenses incurred by Licensee in protecting any of the Patent Rights or Proprietary Information under Section 10.0; provided, however, that no quarterly payments to Licensor may be reduced by more than one-half of the amount otherwise due. Such expenses may be accrued and carried forward by Licensee until such time as they may be taken by Licensee as a deduction from royalties under this Section 10.1.

            11.0  No Contest of Ownership; Use of Trademarks

            Licensee acknowledges Licensor's sole ownership of the Proprietary Information and the Patent Rights, and will not at any time contest or take any other action which may in any way impair the value of said rights to Licensor except as noted in Section 9.0 hereof.

            12.0  Sublicense

            Licensee may not sublicense any rights, including any of the Patent Rights, Licensed Products, or Proprietary Information, granted to it under this Agreement, without the prior written consent of Licensor. Licensee may assign this agreement in whole or in part to one of its subsidiaries or to affiliate companies, but shall not have the right to assign this agreement in whole or in part to any other party without the prior written consent of Licensor.

            13.0  Term

            This agreement shall begin as of the date first written above, and shall continue unless sooner terminated for a term of fifteen (15) years.

            14.0  Termination

            (a) In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this agreement, or if any warranty or representation made by either party hereto prove to be false or misleading in any material respect, the other party may then terminate this agreement upon ninety (90) days prior written notice; provided, however, that in the event the defaulting party shall rectify such default within the notice period, this agreement shall remain in full force and effect.

            (b) This Agreement shall terminate automatically upon the expiration or termination for any reason of the License Agreement.

            14.1  Liquidation or Bankruptcy

            In the event of a compulsory or voluntary liquidation, the appointment of a receiver, an assignment for the benefit of creditors, or the filing of a voluntary or involuntary petition for bankruptcy by or for a party to this agreement, this agreement shall be terminated without notice.

            14.2  Effect of Termination

            Upon termination of this agreement for any cause, Licensee shall immediately transfer to Licensor all rights Licensee may possess in sublicenses, patents, information, trade names, and trademarks relating to the Subject Product, and all rights and licenses granted to Licensee pursuant to this agreement shall immediately terminate.

            15.0  Force Majeure

            Neither party shall be liable to the other party hereto for any loss, injury, delay, damages or other casualty suffered or incurred by the other party hereto due to strikes, riots, earthquakes, storms, fires, explosions, acts of God, war, or any other cause similar thereto which is beyond the reasonable control of such party hereto, and any failure or delay by either party hereto in performance of any of is obligations under this agreement due to a cause set forth in this Subsection shall be considered as a breach of this agreement, unless it shall continue for a consecutive period of six months, in which event either party may terminate this agreement.

            16.0  Non-waiver

            The waiver, express or implied, by Licensor or Licensee of any right hereunder for any failure to perform or breach by the other party hereto shall not constitute or be deemed as a waiver of any other right of Licensor or Licensee hereunder or for any other failure to perform or breach hereof by the other party hereto, whether of a similar or dissimilar nature thereto.

            17.0  Disclaimer of Liability

            Licensor shall not be liable for damages of any kind, including consequential damages, arising out of or resulting from the manufacture, use, or sale of the Licensed Products.

            18.0  Governing Law

            This agreement shall be governed by and construed in accordance with the laws of the State of Arkansas. In the event it becomes necessary to have a court of law or equity settle any dispute between the parties arising under this agreement, the parties agree to submit said dispute to a court located within the State of Arkansas.

            19.0  Notices

            Any notice to be served or given hereunder may be sent by telex or registered mail properly addressed and prepaid to the individual named below to receive notice for the recipient party at the address for that party first stated above, or to such individual or to such address as may hereafter be substituted therefor.

                  For Licensor:

                  Hosokawa Micron International Inc.
                  780 Third Avenue
                  New York, New York 10017
                  Attn: Fumio Sawamura

                  For Licensee:

                  Hosokawa Micron Corporation
                  14-5, 2 Chome, Ichioka
                  Minato-ku, Osaka, Japan

                  Attn:

            20.0  License Agreement

            This Agreement is expressly made subject to all terms and conditions of the License Agreement, a copy of which has been given to Licensee and receipt of which is hereby acknowledged. Licensee agrees not to do, permit or suffer any act or thing which will or might cause a breach of the License Agreement.

            21.0  Entire Understanding

            This Agreement comprises the entire understanding between the parties hereto concerning all matters which are the subjects hereof, and supersedes any and all prior agreements understandings, representations, warranties, covenants between the parties hereto or their subsidiaries and affiliates, either oral or written on such subjects. All modifications or amendments of this agreement must be in writing, signed by the parties hereto.

            IN WITNESS WHEREOF, the parties have executed this agreement in duplicate by an authorized officer or principal, as of the day and year first above written.

                                                          LICENSOR:
                                              HOSOKAWA MICRON INTERNATIONAL INC.
                                              ----------------------------------

                                              By /s/ F. Sawamara
                                                 -------------------------------
                                              Name:  F. Sawamara
                                              Title: E.V.P.

                                                          LICENSEE:
                                                 HOSOKAWA MICRON CORPORATION

                                              By /s/ Yoshio Hosokawa
                                                 -------------------------------
                                              Name:  Yoshio Hosokawa
                                              Title: Senior Managing Director

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensor") and Hosokawa Micron BV, a Netherlands corporation, with offices at Gildenstraat 26, 7005 BL Doetinchem, The Netherlands ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof (hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

            In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of The Netherlands and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Micron Corporation                     Hosokawa Micron BV
(Licensor)                                      (Licensee)
By: /s/ Yoshio Hosokawa                         By:
                                                   ---------------------------
Name:                                           Name:
Title: President                                Title:

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                               Hosokawa Micron BV

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):

      Micron Denspack
      Micron Vacu-Jet, CVX Series
      Micron Dryers, MDV, MDH, MDF Series
      Mechanofusion system, AM, AM-F Series


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Micron Corporation patents and trademarks registered in the Territory with related know-how.

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                               Hosokawa Micron BV

                              dated October 1, 1997


                                    EXHIBIT C

Territory:

      Exclusive Territory: The Netherlands

      Non-Exclusive Territory: All other European countries, Africa, Middle East, India and all Asian countries west of India.


                                    EXHIBIT D

Royalty Rate(s):

4%:   Micron Denspack
      Micron Vacu-Jet, CVX Series
      Micron Dryers, MDV, MDH, MDF Series
      Mechanofusion system, AM, AM-F Series

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensor") and Hosokawa Micron Powder Systems Division of Hosokawa Micron International Inc., a Delaware corporation, with offices at 10 Chatham Road, Summit, New Jersey 07901 ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof (hereinafter referred to as the "Territory");

(hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

            In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies

            Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then

            Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of the state of New Jersey and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Micron Corporation              Hosokawa Micron Powder Systems Division
(Licensor)                               of Hosokawa Micron International Inc.
                                         (Licensee)
By: /s/ Yoshio Hosokawa                  By: /s/ William J. Brennan
    -------------------                      ----------------------
Name:                                    Name:
Title: President                         Title: E.V.P.

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                     Hosokawa Micron Powder Systems Division

                                       Of

                       Hosokawa Micron International Inc.

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):

      Micron Innomizer, INM Series
      Mechanofusion system, AM, AM-F Series
      Micron Jet T, MJ-T Series
      Micron Agglomasters, AGM Series (Pharmaceutical version only)

      Micron Separators, MS, MS-N Series
      Micron Victory Mill, VP Series
      Micron Fine Victory Mill, FVP Series
      Micron Feather Mill, FM-S, FM-F Series


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Micron Corporation patents and trademarks registered in the Territory with related know-how.

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                     Hosokawa Micron Powder Systems Division

                                       Of

                       Hosokawa Micron International Inc.

                              dated October 1, 1997


                                    EXHIBIT C

Territory:

      Exclusive Territory: North, Central and South America

      Non-Exclusive Territory: None


                                    EXHIBIT D

Royalty Rate(s):

4%: Micron Innomizer, INM Series              2.5%: Micron Separators, MS, MS-N Series
    Mechanofusion system, AM, AM-F Series           Micron Victory Mill, VP Series
    Micron Jet T, MJ-T Series                       Micron Fine Victory Mill, FVP Series
    Micron Agglomasters, AGM Series                 Micron Feather Mill, FM-S, FM-F Series
          (Pharmaceutical version only)

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensor") and Hosokawa Bepex Corporation, a Delaware corporation, with offices at 333 N.E. Taft Street, Minneapolis, Minnesota 55413 ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof

(hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

            In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies

            Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then

            Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of the state of Minnesota and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Micron Corporation                     Hosokawa Bepex Corporation
(Licensor)                                      (Licensee)
By: /s/ Yoshio Hosokawa                         By: /s/ Simon H. Baker
   ------------------------                        -----------------------
Name:                                           Name:
Title: President                                Title: V.P. / Sec.

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                           Hosokawa Bepex Corporation

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):
      Micron Denspack
      Micron Vacu-Jet, CVX Series
      Micron Dryers, MDV, MDH, MDF Series
      Micron Agglomasters, AGM Series (all but Pharmaceutical version)


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Micron Corporation patents and trademarks registered in the Territory with related know-how.

      See attached US Patent no. 5,720,550 - Micron Denspack

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                           Hosokawa Bepex Corporation

                              dated October 1, 1997


                                    EXHIBIT C

Territory:

      Exclusive Territory: North, Central and South America

      Non-Exclusive Territory: None


                                    EXHIBIT D

Royalty Rate(s):

4%:   Micron Denspack
      Micron Vacu-Jet, CVX Series
      Micron Dryers, MDV, MDH, MDF Series
      Micron Agglomasters, AGM Series (all but Pharmaceutical version)

United States Patent [19]                   [11] Patent Number:      5,720,550

Akiyama et al.                              [45] Date of Patent: Feb. 24, 1998

[54] VOLUME REDUCER FOR POWDER MATERIAL

[75] Investors: Seizaburo Akiyama, Tsuduki-Gun;
                Masasi Kato, Ibaraki, both of Japan

[73] Assignee: Hosokawa Micron Corporation.
               Osaka, Japan

[21] Appl. No.: 678,158

[22] Filed: Jul. 11, 1996

[30] Foreign Application Priority Data

Aug. 24, 1995 [JP] Japan...............................................7-216281

[51] Int. Cl. (6)....................................................B65G 29/02
[52] U.S. Cl..........................................366/139; 366/191; 55/302;
                                                          55/401; 55/409; 55/431
[58] Field of Search...............................................366/101, 102,
                                        366/103, 105, 139, 191, 194-196; 55/302,
                                                         401, 405, 409, 431, 472

[56] References Cited

                             U.S. PATENT DOCUMENTS

1,292,561   1/1919  Baldwin..............................................55/401
3,897,218   7/1975  Busweiler.........................................366/139 X

                            FOREIGN PATENT DOCUMENTS

51-39331    9/1976  Japan
56-37121    8/1981  Japan
58-3938     1/1983  Japan
2-139830   11/1990  Japan
7-41715     9/1995  Japan

Primary Examiner--Charles E. Cooley
Attorney, Agent, or Firm--Brinks Hofer Gilson & Lione

[57] ABSTRACT

A volume reducer for reducing the volume of a powder material by removal of some air has a cylindrical casing having an inlet and an outlet for letting powder material in and out. In the casing, a rotor rotable on the center axis of the casing is provided. The rotor has a cylindrically formed porous plate and a plurality of inner and outer chambers formed in the inside and outside of the porous plate. The outer chambers are loaded with the powder material. A rotary valve that rotates together with the rotor is provided. The rotary valve has a plurality of ventilation openings communicating with the respective inner chambers in an axial direction. The rotary valve is embraced in a stationary valve. The stationary valve has a cavity that communicates with a ventilation opening when the rotary valve is positioned within a predetermined range of its rotation angle. The stationary valve has a compressed air injection opening with which the ventilation opening communicates.

9 Claims, 10 Drawing Sheets


                                [Graphic Omitted]

5,720,550

                       VOLUME REDUCER FOR POWDER MATERIAL


                          BACKGROUND OF THE INVENTION

      1. Field of the Invention

      The present invention relates to a volume reducer for reducing volume of powder material by removing air contained therein.

      2. Description of the Prior Art

      A volume reducer of this type is used to reduce volume of powder material, when a large amount of such material is dealt with, by removing part of air contained in the material so that the material can be loaded with reduced volume into a bag or container. The volume reducer is also used, for example, in a dust collector to transfer dust to a described location.

      Japanese Published Patent No. S56-37121 discloses a rotary valve applied as a means for transferring powder material (rotary feeder). With reference to FIGS. 1 and 2, the rotary feeder of this publication will be described below.

      As shown in FIGS. 1 and 2, the rotor 2, together with a hollow-bodied axle cylinder 3, rotor blades 4 and an outer drum 11, forms six chambers. The ends of the rotor blades 4 are protruded from the outer drum 11, so that powder material is conveyed along the casing 1 until discharged downward. The outer drum 11 is provided with a large number of pores 12. When a negative pressure is applied to the drum 11 through a pipe 8, which is connected to a pump (not shown in the figure), the air contained in the powder material flows through the pores 12 into the rotor 2. The air then flows through pores 10 provided on the axle cylinder 3 into the cylinder 3, and sucked, through the axle cylinder 3 and the pipe 8, into the pump.

      As a result, the powder material, which is fed to an inlet 19 from above, easily enters the inlet 19, and, while the material is conveyed clockwise with the rotation of the rotor 2, the air contained in the material is removed. The pores 10 that are positioned in their lowest position by rotation are stopped up by a valve member 21, so that air removal does not take place in this position.

      On the other hand, the rotor 2 has a plurality of communicating openings 15 on its left side surface. The communicating openings 15 are usually not open because they are obstructed by a part of the casing 1, except when one is in its lowest position, where a ventilation opening 17 is provided on the casing 1. In the lowest position, where one of the ventilation opening 17 coincides in position with the communication opening 15, air flows into the chamber inside the rotor from outside through holes 18 on a bearing cover 7. The thus admitted air, after flowing through the pores 12 on the outer drum 11, acts to blow down the powder material that is conveyed down to the lowest position, making the discharge of the material easier.

      However, the conventional structure as described above is defective in the following respects. First, in order to achieve satisfactory air removal, the rotation speed of the rotor 2 needs to be reduced. This also reduces centrifugal force that acts on the powder material, and accordingly reduces the force that causes the powder material to fall at the discharge (lowest) position. As a result, since the air pressure provided from outside is not sufficient for satisfactory discharge, part of the powder material is deposited on the rotor 2. Secondly, in this conventional structure, the pores 10 need to be sealed with the valve member 21 when they are in the discharge position. The sealing, however, is liable to be incomplete.

Thirdly, the discharge pressure is constant because it depends on the supplied air pressure. It is therefore impossible to adjust the discharge pressure according to the type of powder material.

      Further, the conventional apparatus described above (Japanese Published Patent No. S56-37121) is an invention with the object of supplying powder material from a low-pressure field to a high-pressure field in a compressed-air pressure feed line, and therefore its performance is not sufficient for the purpose of reducing volume of powder material. For example, with some type of valve member 21, sealing is effective enough as long as the suction force is kept moderate. When a higher suction force is applied, however, the sealing is not effective enough to obtain a pressure (about -4.000 mmH2O) that is required to remove the air contained in the powder material fed into the chamber inside the rotor. It is therefore impossible to perform sufficient air removal.

                            SUMMARY OF THE INVENTION

      An object of the present invention is to provide a volume reducer with a simple, reliable mechanism.

      To achieve the above object, a volume reducer according to the present invention is provided with a cylindrical casing having at its top an inlet for letting in powder material and having at its bottom an outlet for letting out the powder material; a rotor rotatable on a center axis of said casing, provided with a cylindrically formed porous plate and a plurality of inner and outer chambers formed by radially separating space inside and outside the said porous plate, the outer chambers being loaded with the powder material; a rotary valve rotatable together with said rotor, provided with a plurality of ventilation openings communicating with inner chambers in an axial direction; a stationary valve embracing said rotary valve in such a way that the rotary valve rotates sliding in absolute contact with said stationary valve, provided with a cavity communicating with said ventilation openings when said rotary valve is positioned within a predetermined range of its rotation angle, and provided with an exhaust opening for connecting said cavity to outside; and a compressed air injection opening provided on said stationary valve for receiving compressed air from outside and for communicating with one of the ventilation openings when the ventilation opening is rotated to a position corresponding to said outlet.

      In the structure described above, the powder material, when conveyed to the discharge position after air removal, receives forces not only from its own weight and centrifugal force but also from compressed air to be pressed out of the outer chamber. Consequently, the powder material is released without leaving deposit.

                       BRIEF DESCRIPTION OF THE DRAWINGS

      This and other objects and features of this invention will become clear from the following description, taken in conjunction with the preferred embodiments with reference to the accompanying drawings in which:

      FIG. 1 is a partly cross-sectional and partly external view of a conventional volume reducer;

      FIG. 2 is a cross-sectional view taken along line II--II shown in FIG. 1 of the conventional volume reducer shown in FIG. 1;

      FIG. 3 is a cross-sectional view of a volume reducer of the present invention;

      FIG. 4 is a cross-sectional view taken along line IV--IV shown in FIG. 3;

      FIG. 5 is a cross-sectional view taken along line V--V shown in FIG. 3;

      FIG. 6 shows a construction of the filter unit with a porus plate employed in the volume reducer of the present invention;

      FIG. 7 shows a porous plate with a reinforcement member;

      FIG. 8 is a cross-sectional view of the side plate arranged in the volume reducer of the present invention;

      FIG. 9 shows the side plate by half;

      FIG. 10 is a cross-sectional view of the rotary valve arranged in the volume reducer of the present invention;

      FIG. 11 shows results of the tests carried out with powder materials on a volume reducer embodying the present invention; and

      FIG. 12 shows results of the tests carried out with another powder materials on a volume reducer embodying the present invention.

                          DESCRIPTION OF THE PREFERRED
                                  EMBODIMENTS

      With reference to FIGS. 3 to 10, an embodiment of the present invention will be described below. Reference numeral 22 represents an inlet provided at the top of a cylindrical casing 21. To the inlet 22, a hopper or the like loaded with powder material is attached, for example. Reference numeral 23 represents an outlet provided at the bottom of the casing 21. The outlet 23 is linked, for example, to a bag or container to receive the powder material, or to a duct for further transfer.

      Near the center of the casing 21, a shaft 24 is disposed through the casing 21. The shaft 24 is provided with a rotor 25. The rotor 25 consists of a filter unit 26, rotor blades 27, and a side plate 28. As shown in FIG. 6, the filter unit 26 consists of a boss 29 which is fixed to the shaft 24, six dividing plates 30, and porous plate 31. One end of this filter unit 26 is stopped up with a rotary valve, which will be described later, to form six inner chambers 32.

      In the porous plate 31, a large number of pores are formed. The porous plate 31 is formed, for example, with sintered stainless steel fiber. It may also be formed with resin or ceramics; if sufficient strength is not secured with these materials, however, a reinforcement member 33 such as wire netting, punched plate, or grating is can be provided on the inner surface of the porous plate 31, as shown in FIG. 7.

      The boss 29 of the filter unit 26 is fixed to the shaft 24 with a key lock mechanism 34 comprising a keyway and a key. The side plate 28, which is disk-shaped, is fixed to the shaft 24 as shown in FIG. 8. As described earlier, one end of the filter unit 26 is fitted into a re-entrant portion 35 on the inner side of the side plate 28. As shown in FIG. 9, six radially extending grooves 36 are formed in the side plate 28, so that the ends of the rotor blades 27 are fitted into these grooves 36.

      The outer end of the rotor blades 27 slides along the inner surface of the casing 21 keeping absolute contact therewith. Six outer chambers 37 are formed outside the porous plate 31 by the porous plate 31, the rotor blades 27, the side plate 28, and the later described rotary valve. The outer chambers 37 receive powder material 48 at the inlet 22, and release it at the outlet 23.

      Reference numeral 38 represents a rotary valve, which is locked on the shaft with a key. The rotary valve 38 is provided with six ventilation openings 39, which communicate at one end with the respective inner chambers 32. The right-hand part of the ventilation openings 39 has a right-angle turning, so that the openings lead to the outside of the rotary valve 38 (in radial directions). The end of the ventilation openings 39 faces a cavity 41 formed in the stationary valve 40. The cavity 41 leads through an exhaust opening 46 to a vacuum pump 47, which is provided externally. The vacuum pump 47 applies a negative pressure to the exhaust opening 46.

      As shown in FIG. 5, the cavity 41 exists only in a range of 240(degree), leaving the remaining range of 120(degree) for a stopping wall 49. However, the stopping wall 49 has a compressed air injection opening 42 in its central part, so that, when one of the ventilation opening 39 coincides in position with the injection opening 42, compressed air from a compressed air supply unit 43 flows into the rotor 25 through the rotary valve 38.

      As shown in FIG. 10, the left-hand end 44 of the rotary valve 38 has the same shape as the side plate 28, and has a re-entrant portion 45, into which the right-hand end of the rotor 25 is fitted. The left-hand end 44 also has slits (not shown in the figure) similar to the slits 36 in the side plate 28 shown in FIG. 9, so that the right-hand ends of the rotor blades 27 are fitted into these slits.

      Next, the operation of a volume reducer constructed as described above will be described below. As a drive axle 50 and the shaft 24 rotates, the rotor 25 rotates in the direction marked with the arrow W. The powder material 48, which is supplied to each outer chamber 37 through the inlet 22, is exposed to an air flow, which is caused by a negative pressure applied to the exhaust opening 46 by the vacuum pump 47 and which flows from outer chamber 37 through porous plate 31, inner chamber 32, ventilation openings 39, cavity 41 toward exhaust opening 46. As a result, air contained in the powder material 48 is removed.

      Air removal takes place while the ventilation opening 39 faces the cavity
41. Therefore, as shown in FIG. 4, as the outer chamber 37 moves downward by the rotation of the rotor 25, air removal progresses, reducing the volume of the powder material 48 gradually. While the ventilation opening 39 of the rotary valve 38 faces the stopping wall 49 of the stationary valve 40, air removal does not take place.

      When the ventilation opening 39 reaches its lowest position (position corresponding to the position of the exhaust opening 23), the ventilation opening 39 communicates with the injection opening 42. As a result, compressed air acts, through injection opening 42, ventilation opening 39, inner chamber 32 and porous plate 31, on the powder material 48 in the outer chamber 37, pressing the powder material 48 downward. The powder material 48 easily leaves the outer chamber owing not only to its own weight and centrifugal force but also to the pressure of the compressed air, and moves downward through the outlet 23.

      When a bag or container is provided at the outlet 23, the powder material 48 is loaded into the bag or container (the bag or container is loaded with the powder material). When a transfer means is provided at the outlet 23, the powder material is transferred to another location by the transfer means. The outer chamber 37, now empty after the discharge of the powder material 48, moves upward with further rotation of the rotor 25 until receiving powder material 48 again at the inlet 22. The operation sequence described above is repeated to deliver volume-reduced powder material successively.

      Next, the results of the tests carried out on the volume reducer of the above embodiment with 4 types of powder material will be described below. The table below shows the powder materials used, together with their characteristics. There, the "Powder Density" column is subdivided into three columns: "Loose" for values obtained when materials are sifted and then loaded into containers. "Tight" for values obtained when materials are loaded into containers as much as possible by alternately filling the container with the material and applying a predetermined impact force thereto, and "Dynamic" for values obtained by measuring materials at a predetermined stage of processing.

--------------------------------------------------------------------------------
                         Average
                         Particle                 Powder Density
                         Diameter                      (g/cc)
                                     -------------------------------------------
Material                 ((mu)m)        Loose          Tight          Dynamic
--------------------------------------------------------------------------------
(1) Foaming Agent          16.3         0.50           0.85            0.64
(2) White Carbon           13.18        0.11           0.17            0.13
(3) Aerosol                 5.44        0.067          0.099           0.077
(4) Calcium Carbonate       5.0         0.52           0.99            0.74
--------------------------------------------------------------------------------

      In the tests, a vacuum pump rated at 2 m^3/min., -4.000 mmAq was used, and the amount of compressed air used for blowing off powder material was within 100-200 1/min at 1 kgf/cm^2. FIG. 11 shows results obtained with foaming agent
(1) and calcium carbonate (4); FIG. 12 shows results obtained with white carbon
(2) and aerosol (3). In FIGS. 11 and 12, the horizontal axis represents rotation speed of the rotor 25, the left-hand vertical axis represents powder density, and the right-hand vertical axis represents processing capacity per hour. In each figure, the line F represents processing capacity characteristic. Incidentally, these tests have shown that it is possible to reduce volume down to about 50 percent.

      As described above, according to the present invention, powder material, when conveyed to the discharge position after air removal, is released from the volume reducer without leaving deposit, because the powder material is pressed out of the outer chamber not only by its own weight and centrifugal force but also by compressed air. Moreover, the pressing force can be adjusted to the type of powder material by changing the pressure of air supplied from outside. Further, it is also expected that compressed air is effective in cleaning (removing the clogging of) the porous plate 31. The use of a volume reducer of the present invention is not confined to powder filling machines; it can also be used as a discharger for a dust collector or other particle collector, such as a cyclone, in a compressed-air transfer line, or can be incorporated into a powder material processing machine, such as crusher, dryer, mixer, or granulator, to improve efficiency of supplying and discharging materials and products.

      What is claimed is:

      1. A volume reducer comprising:

      a cylindrical casing having at its top an inlet for letting in powder material and having at its bottom an outlet for letting out the powder material;

      a filter unit operable with a rotor rotatable about a center axis of a shaft of said casing, said filter unit provided with a porous plate and inner and outer chambers

                                       6

         within the casing dividend by said porous plate, the outer chamber being loaded with the powder material;

      a rotary valve rotatable together with said rotor, the valve provided with a plurality of ventilation openings communicating with said inner chamber in an axial direction;

      a stationary valve embracing said rotary valve such that the rotary valve rotates in sliding contact with said stationary valve, said stationary valve provided with a cavity communicating with said ventilation openings when said rotary valve is positioned within a predetermined range of its rotation angle, said stationary valve provided with an exhaust opening for connecting said cavity to outside; and

      a compressed air injection opening provided on said stationary valve for receiving compressed air from outside and for communicating with one of the ventilation openings when the ventilation opening is rotated to a position corresponding to said outlet.

      2. A volume reducer as claimed in claim 1.

      wherein said rotor comprises a boss fixed to said shaft, a plurality of dividing plates extending radially from said boss to subdivide said inner chamber, said porous plate mounted at top ends of said dividing plates, a plurality of rotor blades extending radially from said porous plate to subdivide said outer chamber, and a side plate for fixing one end of said rotor blades, another end of said rotor blades being attached to an end surface of said rotary valve to be integral therewith.

      3. A volume reducer as claimed in claim 2.

      wherein the porous plate is formed with sintered stainless steel fiber.

      4. A volume reducer as claimed in claim 2.

      wherein said porous plate is formed with a resin, and a reinforcement member is provided on an inner surface of said porous plate.

      5. A volume reducer as claimed in claim 4, wherein the reinforcement member is selected from the group including wire netting, punched plate, and grating.

      6. A volume reducer as claimed in claim 2.

      wherein said side plate is disk-shaped and provided with a plurality of grooves extending radially for fitting the rotor blades therein.

      7. A volume reducer as claimed in claim 2, wherein said porous plate includes a ceramic component and a reinforcement member provided on an inner surface of said porous plate is selected from the group including wire netting, punched plate, and grating.

      8. A volume reducer as claimed in claim 1.

      wherein an exhaust pump is connected to the exhaust opening of the stationary valve.

      9. A volume reducer as claimed in claim 1, wherein the porous plate is substantially cylindrical.

                                   * * * * * *

U.S. Patent          Feb. 24, 1998           Sheet 1 of 10          5,720,550


FIG. 1
  PRIOR ART




                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 2 of 10          5,720,550


FIG. 2
  PRIOR ART





                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 3 of 10          5,720,550


FIG. 3




                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 4 of 10          5,720,550


FIG. 4




                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 5 of 10          5,720,550


FIG. 5




                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 6 of 10          5,720,550


FIG. 6




                                [Graphic Omitted]



FIG. 7




                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 7 of 10          5,720,550


FIG. 8




                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 8 of 10          5,720,550


FIG. 9




                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 9 of 10          5,720,550


FIG. 10




                                [Graphic Omitted]

U.S. Patent          Feb. 24, 1998           Sheet 10 of 10          5,720,550


FIG. 11




                                [Graphic Omitted]

FIG. 12




                                [Graphic Omitted]

                         TRADEMARK LICENSING AGREEMENT

            THIS AGREEMENT is entered into the 1st day of October, 1996 (the "Effective Date"), by and between Hosokawa Micron International Inc., a Delaware corporation, with offices at 780 Third Avenue, New York, New York 10017 (the "Licensor") and Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan (the "Licensee").

                             W I T N E S S E T H:

WHEREAS, Licensor owns certain trademarks identified in Exhibit A to this Agreement (the "Trademarks");

WHEREAS, Licensee desires to use the Trademarks within the Territory covered by this Agreement;

WHEREAS, Licensor is willing to grant to Licensee the right to use the Trademarks subject to the terms and conditions of this Agreement, and Licensee is willing to accept such rights and obligations;

            NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and intending to be legally bound, the parties hereby agree as follows.

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1. Effective Date. "Effective Date" is as defined immediately prior to the the Recitals at the beginning of this Agreement.

            Section 1.2. Licensee. "Licensee" shall mean Hosokawa Micron Corporation.

            Section 1.3. Licensor. "Licensor" shall mean Hosokawa Micron International Inc.

            Section 1.4. Net Sales. "Net Sales" shall mean the gross receipts from sales of Products, as hereinafter defined, in the Territory by Licensee less separately stated customary deductions, including (a) transportation charges, including insurance; (b) sales, excise taxes, customs, duties, tariffs, and any other governmental charges imposed on the production, importation, exportation, use, or sale of Products; (c) quantity and cash discounts allowed; (d) returns; and (e) allowances or credits to customers.

            Section 1.5. Products. "Products" shall mean the property sold by Licensee which bears a trademark listed in Exhibit A to this Agreement.

            Section 1.6. Territory. "Territory" shall mean exclusively Japan and non-exclusively all other Asian countries including the countries which comprised the former USSR, but excluding India and all countries west of India and Australia and New Zealand.

            Section 1.7. Trademark or Trademarks. "Trademark" or "Trademarks" shall mean any one of the trademarks listed in Exhibit A hereto.

                                   ARTICLE II

                        GRANT OF RIGHT TO USE TRADEMARKS

            Section 2.1. Grant by Licensor. Licensor grants to Licensee the exclusive and non-exclusive right to use, as set forth in Section 1.7 above, and Licensee shall use only, the Trademarks with respect to Products in the Territory.

            Section 2.2. Sublicenses and Transfers. Licensee shall not assign, sublicense, make available, or otherwise transfer or disclose any right to use, develop or otherwise enjoy any of the Trademarks without the express written consent of Licensor.

            Section 2.3.  Quality.

a. Products sold by Licensee shall meet the quality control standards and specifications established from time-to-time by Licensor, including any requirements of applicable regulatory agencies in the Territory. Licensor shall have the right, at its expense, to audit Licensee's quality control of Products from time-to-time on a reasonable basis and on reasonable prior notice to Licensee.

b. In the event that quality control of Licensee falls below Licensor's standards and specifications, Licensor shall give Licensee written notice of such failures, and Licensee shall, at its expense and within the reasonable notice period set out in the notice, take such corrective action as is necessary to restore quality to the appropriate level.

                                   ARTICLE III

                                 ROYALTY PAYMENT

            Section 3.1. Compensation. Subject to Section 3.2 of this Article III, as consideration for the rights granted under this Agreement, Licensee shall pay to Licensor a royalty equal to the percent of Licensee's Net Sales of Products sold by Licensee in the Territory indicated in Exhibit B attached.

            Section 3.2. Payment and Accounting. Royalties due to Licensor shall be due and payable by Licensee within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor `s name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee `s invoicing of sale to its customer and not upon collection.

            Section 3.3. Currency. All royalties due under this Agreement shall be payable in the currency of the Licensor.

                                   ARTICLE IV

                         WARRANTIES AND REPRESENTATIONS

            Section 4.1.  Of Licensor. Licensor warrants that:

a.    It owns the exclusive right, title, and interest in each Trademark;

b.    Each Trademark is valid and enforceable;

c.    Use of any Trademark does not infringe any rights of Third Parties; and

d.    It has the right and authority to enter into this Agreement.

            Section 4.2. Of Licensee. Licensee warrants that it has the right and authority to enter into this Agreement.

                                    ARTICLE V

                               TRADEMARK OWNERSHIP

            Licensee acknowledges Licensor's exclusive right, title, and interest in and to all Trademarks. Licensee shall not at any time do or cause to be done, or fail to do or cause to be done, any act or thing, directly or indirectly, contesting or in any way impairing Licensor's right, title, or interest in any Trademark. Every use of any Trademark by Licensee shall inure to the benefit of Licensor.

                                   ARTICLE VI

                              TERM AND TERMINATION

            Section 6.1. Term. This Agreement shall remain in effect for a period of three (3) years from the Effective Date, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

            Section 6.2. Termination. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

a. In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

b. This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

            Section 6.3. Effects of Termination. On termination of this Agreement for any reason:

a. Licensor shall have the right to retain any sums already paid by Licensee under this Agreement, and Licensee shall pay all sums accrued that are then due under this Agreement; and

b. Licensee shall discontinue all use of any Trademark and shall have no further right, title, or interest in any Trademark.

c. Licensee must remove Trademark from any unsold Products in its possession on the date of termination.


                                  ARTICLE VII

                                 MISCELLANEOUS

            Section 7.1. Notices. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

            Section 7.2. Force Majeure. If, by reason of acts of God, natural events, accidents, war, government controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

            Section 7.3. Amendment. No change, modification, or amendment of this Agreement shall be valid or binding on the parties unless such change or modification shall be in writing signed by the party or parties against whom the same is sought to be enforced.

            Section 7.4. Remedies Cumulative. The remedies of the parties under this Agreement are cumulative and shall not exclude any other remedies to which the party may be lawfully entitled.

            Section 7.5. Further Assurances. Each party hereby covenants and agrees that it shall execute and deliver such deeds and other documents as may be required to implement any of the provisions of this Agreement.

            Section 7.6. No Waiver. The failure of any party to insist on strict performance of a covenant hereunder or of any obligation hereunder shall not be a waiver of such party's right to demand strict compliance therewith in the future, nor shall the same be construed as a novation of this Agreement.

            Section 7.7. Integration. This Agreement constitutes the full and complete agreement of the parties with regard to the subject matter of this Agreement.

            Section 7.8. Captions. Titles or captions of articles and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

            Section 7.9. Number and Gender. Whenever required by the context, the singular number shall include the plural, the plural number shall include the singular, and the gender of any pronoun shall include all genders.

            Section 7.10. Counterparts. This Agreement may be executed in multiple copies, each of which shall for all purposes constitute an Agreement, binding on the parties, and each partner hereby covenants and agrees to execute all duplicates or replacement counterparts of this Agreement as may be required.

            Section 7.11. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of Japan.

            Section 7.12. Severability. In the event any provision, clause, sentence, phrase, or word hereof, or the application thereof in any circumstances, is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder hereof, or of the application of any such provision, sentence, clause, phrase, or word in any other circumstances.

            Section 7.13. Costs and Expenses. Unless otherwise provided in this Agreement, each party shall bear all fees and expenses incurred in performing its obligations under this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above by their duly authorized officers.

                                    Hosokawa Micron International Inc.
                                    (Licensor)
                                    By: /s/ William J. Brennan
                                       -------------------------------
                                    Name:
                                    Title: E.V.P.

                                    Hosokawa Micron Corporation
                                    (Licensee)
                                    By: /s/ Yoshio Hosokawa
                                       -------------------------------
                                    Name:
                                    Title: President

                                 EXHIBITS A & B
                                     to the
                                LICENSE AGREEMENT
                                 By and Between
                       Hosokawa Micron International Inc.
                                       and
                           Hosokawa Micron Corporation
                              dated October 1, 1996

                                    EXHIBIT A

                                   TRADEMARKS

      MikroPul
      Mikro-Collector
      Mikro-Pulsaire

      Mikro-Airlock
      Mikro-Atomizer
      Mikro-Pulverizer
      Mikro-Bantam
      Accucut
      Mikro-ACM
      Mikro-Samplmill


                                   EXHIBIT B

                                ROYALY RATE(S)

1.0% for Products for Powder and Particle Processing:

      Mikro-Pulverizer        Mikro-ACM         Mikro-Airlock
      Accucut                 Mikro-Bantam      Mikro-Atomizer
      Mikro-Samplmill

0.3% for Products for Product Recovery and Air Pollution Control:

      MikroPul                Mikro-Pulsaire
      Mikro-Collector

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Micron BV, a Netherlands corporation, with offices at Gildenstraat 26, 7005 BL Doetinchem, The Netherlands ("the Licensor") and Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof (hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

            In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of Japan and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Micron BV                              Hosokawa Micron Corporation
(Licensor)                                      (Licensee)
By:                                             By: /s/ Yoshio Hosokawa
   ---------------------------------                -----------------------
Name:                                           Name:
Title:                                          Title: President

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                               Hosokawa Micron BV

                                       and

                           Hosokawa Micron Corporation

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):
      Vrieco-Nauta Mixers
      Vrieco-Nauta Vacuum Dryers
      Cyclomix


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Micron BV patents and trademarks registered in the Territory with related know-how.

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                               Hosokawa Micron BV

                                       and

                           Hosokawa Micron Corporation

                              dated October 1, 1997

                                    EXHIBIT C

Territory:

      Exclusive Territory: Japan

      Non-Exclusive Territory: All other Asian countries including the countries which comprised the former USSR, but excluding India and all countries west of India and Australia and New Zealand.


                                    EXHIBIT D

      Royalty Rate(s):

      1%:   Vrieco-Nauta Mixers
            Vrieco-Nauta Vacuum Dryers

      4%:   Cyclomix

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 31st day of March, 1998, by and between Hosokawa Alpine Aktiengesellschaft, a German corporation, with offices at Peter-Dorfler Strasse 13-25, D-86199 Augsburg, Germany ("the Licensor") and Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are currently parties to the Master License Agreement made with effect from the 1st day of March, 1990 which granted Hosokawa Micron Corporation the right, privilege and license to manufacture and sell certain Hosokawa Alpine Aktiengesellschaft products based upon and using certain Hosokawa Alpine Aktiengesellschaft proprietary information and rights. Such Master License Agreement was to terminate on February 28, 2000, but the parties agree that due to a reevaluation of the royalty rates and an enhancement of the product descriptions the Master License Agreement needed to be revised as now here written; and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof (hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

            In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 2000, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.  Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of Japan and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Alpine Aktiengesellschaft              Hosokawa Micron Corporation
(Licensor)                                      (Licensee)

By: /s/ D. Mayerhauser                          By: /s/ Yoshio Hosokawa
   -------------------------------                 ------------------------
Name:                                           Name:
Title: Vorstand                                 Title:  President

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                       Hosokawa Alpine Aktiengesellschaft

                                       and

                           Hosokawa Micron Corporation

                              dated March 31, 1998


                                    EXHIBIT A

Licensed Product(s):

      Opposed Jet Mills, AFG, AFG-R Series
      Turboplex Ultrafine Classifier ATP-GS, ATP-S/GS
      Toner Separator, TSP Type
      Fine Impact Mills, UPZ Series
      Contraplex Wide Chamber Mills, CW Series
      Rotoplex Granulators, RO Series
      Circopolex Classifier Mills, ZPS Series


                                    EXHIBIT B

Proprietary Information and Rights:

      Alpine patents and trademarks registered in the territory with related know-how pertaining to products described above.

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                       Hosokawa Alpine Aktiengesellschaft

                                       and

                           Hosokawa Micron Corporation

                              dated March 31, 1998


                                    EXHIBIT C

Territory:

      Exclusive Territory: Japan

      Non-exclusive Territory: All other Asian countries including the countries which comprised the former USSR, but excluding India and all countries west of India and Australia and New Zealand.


                                    EXHIBIT D

Royalty Rate(s):

      1%:   Rotoplex Granulators, RO Series
            Circopolex Classifier Mills, ZPS Series

      2.5%: Fine Impact Mills, UPZ Series
            Contraplex Wide Chamber Mills, CW Series

      4%:   Opposed Jet Mills, AFG, AFG-R Series
            Turboplex Ultrafine Classifier ATP-GS, ATP-S/GS
            Toner Separator, TSP Type

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Bepex Corporation, a Delaware corporation, with offices at 333 N.E. Taft Street, Minneapolis, Minnesota 55413 ("the Licensor") and Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof (hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

            In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of Japan and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Bepex Corporation                      Hosokawa Micron Corporation
(Licensor)                                      (Licensee)
By: /s/ Simon H. Baker                          By: /s/ Yoshio Hosokawa
    ----------------------                         ------------------------
Name:                                           Name:
Title: V.P. / Sec.                              Title: President

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Bepex Corporation

                                       and

                           Hosokawa Micron Corporation

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):

      Purge Vessel
      Extrud-O-Mix EM
      Pulvocron
      All Rietz Products
      Solidaire Indirect Dryers, SJ Series
      Continuator Indirect Dryer, CR Series
      Turbulizer, TX, TCX Series
      Torus Disc Dryer TD
      Solid Phase Polymerization Systems SSP
      Compactor
      Briquetter


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Bepex Corporation patents and trademarks registered in the Territory with Related know-how.

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Bepex Corporation

                                       and

                           Hosokawa Micron Corporation

                              dated October 1, 1997


                                    EXHIBIT C

Territory:

      Exclusive Territory: Japan

      Non-Exclusive Territory: All other Asian countries including the countries which comprised the former USSR, but excluding India and all countries west of India and Australia and New Zealand.


                                    EXHIBIT D

Royalty Rate(s):

      1.5%: Compactor                                   2.5%: Extrud-O-Mix EM
            Briquetter                                        Pulvocron
                                                              All Rietz Products

      2.0%: Solidaire Indirect Dryers, SJ Series        3.0%: Purge Vessel
            Continuator Indirect Dryer, CR Series
            Turbulizer, TX, TCX Series
            Torus Disc Dryer TD
            Solid Phase Polymerization Systems SSP

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Bepex GmbH, a German limited liability company, with offices at Daimlerstrasse 8, D-74211 Leingarten-Heilbronn, Germany ("the Licensor") and Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof (hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

      In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of Japan and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Bepex GmbH                             Hosokawa Micron Corporation
(Licensor)                                      (Licensee)
By: /s/ D. Hummel                               By: /s/ Yoshio Hosokawa
   ---------------------------                     ------------------------
Name:                                           Name:
Title: Geschaftsfuhrer                          Title: President

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                               Hosokawa Bepex GmbH

                                       and

                           Hosokawa Micron Corporation

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):

      Compactor, L, CS, and K Series
      Briquetters HK Series
      Gear Pelletizers Series G
      Flake Crusher
      Bexmill
      Bexroller
      Bextruder


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Bepex GmbH patents and trademarks registered in the Territory with related know-how.

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                               Hosokawa Bepex GmbH

                                       and

                           Hosokawa Micron Corporation

                              dated October 1, 1997


                                    EXHIBIT C

Territory:

      Exclusive Territory: Japan

      Non-Exclusive Territory: All other Asian countries including the countries which comprised the former USSR, but excluding India and all countries west of India and Australia and New Zealand.


                                    EXHIBIT D

Royalty Rate(s):

2.5%: Compactor, L, CS, and K Series            4.0%: Bexmill
      Briquetters HK Series                           Bexroller
      Gear Pelletizers Series G                       Bextruder
      Flake Crusher

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensor") and Hosokawa Alpine Aktiengesellschaft, a German corporation, with offices at Peter-Dorfler Strasse 13-25, D-86199 Augsburg, Germany ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof (hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

            In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies

            Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then

            Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of Germany and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Micron Corporation                   Hosokawa Alpine Aktiengesellschaft
(Licensor)                                    (Licensee)
By: /s/ Yoshio Hosokawa                       By: /s/ D. Mayerhauser
    -----------------------                      -------------------------------
Name:                                         Name:
Title: President                              Title: Vorstand

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                       Hosokawa Alpine Aktiengesellschaft

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):

      Micron Innomizer, INM Series
      Micron Jet T, MJ-T Series

      Micron Separators, MS, MS-N Series
      Micron Victory Mill, VP Series
      Micron Fine Victory Mill, FVP Series
      Micron Feather Mill, FM-S, FM-F Series


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Micron Corporation patents and trademarks registered in the Territory with related know-how.

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                       Hosokawa Alpine Aktiengesellschaft

                              dated October 1, 1997


                                    EXHIBIT C

Territory:

      Exclusive Territory: Germany

      Non-Exclusive Territory: All other European countries, Africa, Middle East, India and all Asian countries west of India.


                                    EXHIBIT D

Royalty Rate(s):

4%: Micron Innomizer, INM Series    2.5%  Micron Separators, MS, MS-N Series
    Micron Jet T, MJ-T Series             Micron Victory Mill, VP Series
                                          Micron Fine Victory Mill, FVP Series
                                          Micron Feather Mill, FM-S, FM-F Series

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensor") and Hosokawa Bepex GmbH, a German limited liability company, with offices at Daimlerstrasse 8, D-74211 Leingarten-Heilbronn, Germany ("the Licensee").

                                   WITNESSETH

      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof (hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

      In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.

9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of Germany and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Micron Corporation                     Hosokawa Bepex GmbH
(Licensor)                                      (Licensee)
By: /s/ Yoshio Hosokawa                         By: /s/ D. Hummel
   ------------------------                        ----------------
Name:                                           Name:
Title: President                                Title: Geschaftsfuhrer

                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                               Hosokawa Bepex GmbH

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):

      Micron Agglomasters, AGM Series


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Micron Corporation patents and trademarks registered in the Territory with related know-how.

                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                               Hosokawa Bepex GmbH

                              dated October 1, 1997


                                    EXHIBIT C

Territory:

      Exclusive Territory: Germany

      Non-Exclusive Territory: All other European countries, Africa, Middle East, India and all Asian countries west of India.


                                    EXHIBIT D

Royalty Rate(s):

4%:   Micron Agglomasters, AGM Series

                                LICENSE AGREEMENT

            This License Agreement, made with effect from the 1st day of October, 1997, by and between Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("the Licensor") and Hosokawa Micron Australia Pty. Ltd., an Australian corporation, with offices at 1 Toohey Road, Wetherill Park, NSW 2164, Australia ("the Licensee").


                                   WITNESSETH
      WHEREAS Licensor owns and possesses certain confidential technical information, trade secrets and other data, including designs, drawings, information, skills, know-how and test engineering, production, performance and other technical data, customer lists and marketing information (hereinafter collectively referred to as "Proprietary Information") relating to the manufacture, sale and servicing of equipment, products and systems, which are listed and described in Exhibit A, attached hereto and made a part hereof (hereinafter collectively referred to as the "Products," which term includes any and all such items and all component and accessories for replacement or otherwise); and

      WHEREAS Licensor owns or controls certain trademarks and patent rights, or applications therefore, as such may be listed on the date hereof or from time to time hereafter in Exhibit B attached hereto and made a part hereof (hereinafter referred to as the "Rights"); and

      WHEREAS Licensor and Licensee are desirous that Licensee should have the right, privilege and license to manufacture, use and sell the Products based upon and using such Proprietary Information and Rights in such territories and countries and on an exclusive and non-exclusive basis as are listed on the date hereof or from time to time hereafter in Exhibit C attached hereto and made a part hereof

(hereinafter referred to as the "Territory");

      NOW THEREFORE, in consideration of the promises, covenants and undertakings contained herein, it is mutually agreed as follows:

1.    Grants of Licenses:

      1.1 Grants. Licensor hereby grants to Licensee, and Licensee accepts, the right, privilege and license to use all Proprietary Information and Rights which Licensor presently possesses or which it may hereafter possess for the purpose of manufacturing, using and selling the Products in the Territory. Such grants shall either be on an exclusive or non-exclusive basis for a particular country as set forth in Exhibit C. Licensor reserves the right to license future Proprietary Information and Rights at royalty rates different from those set forth in Exhibit D.

      1.2 Sublicenses. Licensee may enter into sublicenses of the Proprietary Information and Right provided that the terms of such agreements are at least as restrictive on the sublicensee as the terms of this Agreement are restrictive on Licensee and provided that the sublicensee shall not have the right to sublicense. Licensee shall provide Licensor with a copy of any and all executed sublicense agreements as soon as practicable after execution.

2.    Supply of Information

      Licensor will make available to Licensee and Licensee agrees to receive during the term of the Agreement and all extensions thereof, such Proprietary Information as may be necessary or appropriate to enable Licensee to manufacture, use, sell and service the Products according to specifications and quality substantially equivalent to the specifications and quality of Products manufactured and sold by Licensor. Licensee will be required to pay for the costs related to transfers of information.

3.    Representations

      3.1 No Conflict. Licensor and Licensee warrant that they have full power and authority to enter into this Agreement. Licensor represents and warrants that it has not previously granted any rights with respect to the Proprietary Information and Rights that are inconsistent with, limit or affect Licensee's rights or Licensor's obligations under this Agreement.

      3.2 Sole Rights. Licensor warrants that it has such right, title and interest in and to the Proprietary Information as to enable it to vest in Licensee the right, privilege and licenses herein conveyed. Licensor further warrants that it is not aware of any pending or threatened litigation or claims regarding such rights, title and interest, that it is not aware of any evidence that would render any Rights invalid or unenforceable, and that it is not aware of any evidence that would impair the value of any other part of the Rights.

      3.3 Infringement by Third Parties. Licensor and Licensee shall promptly notify each other in writing if they acquire knowledge of any infringement of any of the Products, Rights or Proprietary Information. Licensor and Licensee shall take all steps required to prevent alleged infringement of the Rights or Proprietary Information.

4.    Technology Transfer and Consulting

      Licensor shall make available to Licensee Licensor's personnel who shall assist in transfer of the Proprietary Information and Rights to Licensee to enable Licensee to manufacture, use, sell and service the Products and to train Licensee's employees to enable Licensee to manufacture, use, sell and service the Products. Licensor shall also make available to Licensee, at Licensee's reasonable request, additional consulting services. Licensor shall provide such personnel at the standard rates provided hereinafter, plus travel and other out-of-pocket expenses.

5.    Royalties and Other Payments:

      5.1 Royalties. For and in consideration of the rights, continuing obligations and licenses granted above, Licensee hereby agrees to pay Licensor a royalty equal to the percent of the Net Sales of all Products, including spares, therefore sold by Licensee in the Territory indicated in Exhibit D attached. "Net Sales" means all amounts received by Licensee or its sublicensees for any sale of any Product, less the value of any Products supplied by Licensor, and less the separately stated charges for (a) trade and cash discounts actually allowed, (b) credits or refunds actually allowed for damaged or returned goods (c) sales, excise and value added taxes, and (d) packaging costs, insurance, transportation charges, commissions and import duties. All computations relating to royalty payments shall be made in accordance with generally accepted accounting principles, applied consistently. Licensee shall obtain a properly authenticated certificate evidencing payment of withholding tax, which shall show the Licensor's name as the recipient of the royalties and shall forward same to Licensor as promptly as reasonably possible following royalty remittances. Payment of the royalty to Licensor shall be upon Licensee's invoicing of sale to its customer and not upon collection.

      5.2 Other Payments. Licensee shall also pay Licensor for technology and consulting services as provided for in Section 4. at the rate of US$500.00 per day plus related expenses subject to annual adjustment.

6.    Reports; Inquiries; Promotion; Inspection:

      6.1 Reports. Payments due Licensor under Section 5.1 hereof will be calculated quarterly and shall be made in the currency of the Licensor. Payment shall be made within sixty (60) days after the last day of each calendar quarter. Accompanying each quarterly payment, Licensee will deliver to Licensor a quarterly statement of revenues received from the sale of all Products.

            In addition, Licensee shall also when making its first payment hereunder in any calendar year include and furnish to Licensor a full and true statement giving particulars of all Products manufactured and sold by Licensee during the preceding twelve-month period.

      6.2 Inquiries from Territory. During the term of this Agreement, Licensor agrees to forward to Licensee copies of all sales inquires from prospective users and purchasers of Products located in, or which involve shipment of Products to, the Territory. Licensee agrees to forward to Licensor all sales inquiries received from prospective users and purchasers of Products located outside of the Territory or which involve shipment of Products outside of the Territory. If because of the customer's situation, a sale is outside the Territory and in a territory not otherwise exclusively licensed by Licensor, Licensee must notify Licensor in advance and pay to Licensor a fee of 5% of the Net Sales Price of the Product sold into such territory, except in mutually agreed upon unusual or extraordinary circumstances. Such 5% fee is in addition to the royalties imposed in Section 5.1 of this Agreement. It is understood that under no circumstances shall Licensee sell Products outside the Territory and into a territory in which Licensor has entered into an exclusive license.

      6.3 Promotion of Products. Licensee shall exercise its best efforts to promote the sale of Products in the Territory.

      6.4 Inspection. Licensee and any sublicensees shall keep full and accurate records of all Products manufactured and sold and give same to any representative selected by Licensor, upon reasonable notice and during normal business hours, but no more often than once each year, complete access to inspect the records of Licensee on which Net Sales are based. Licensee's determination of the payments due Licensor under this Agreement will be deemed conclusive unless, within twenty-four (24) months from the date of payment thereof, Licensor notifies

            Licensee in writing of any error in such payments.

            Licensee shall permit Licensor at all reasonable times through its duly appointed agent or agents to inspect manufacturing operations used by Licensee in the manufacture of Products.

7.    Confidentiality

      7.1 Nondisclosure. Licensee agrees that it will keep confidential all Proprietary Information and any other confidential business or technical information disclosed to Licensee in furtherance of this Agreement, and will insofar as it is reasonably practicable bind to secrecy its officers, managers, and employees concerned in or who may have knowledge of the Proprietary Information. The provisions of this Section 7 shall survive termination of this Agreement for a period of five (5) years.

      7.2 Exclusion. Notwithstanding the above, the following materials will not be deemed confidential:

            (a) Information which at the time of disclosure is in the public domain;

            (b) Information which after disclosure is published or otherwise becomes part of the public domain through no fault of Licensee;

            (c) Information which Licensee can show was received by it from a third party who did not acquire it, directly or indirectly, from Licensor; and

            (d) Information which before the time of disclosure by Licensor to Licensee was independently developed by Licensee, and which can be shown by written documentation.

8.    New Developments & Improvements

      8.1 Developed by Licensor. If, during the term of this Agreement, Licensor shall make any further improvements in Products and develop any improvement in the Proprietary Information, then


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


            Licensor shall notify Licensee of such improvements. Upon the request of Licensee, Licensor shall provide Licensee with full information regarding such improvements and Licensee shall be entitled to use the improvements with all rights which are hereby granted to Licensee under Section 1 hereof.

      8.2 Developed by Licensee. If, during the term of this Agreement, Licensee shall make any improvements in the Products or develop any improvements in the Proprietary Information, then:

            (a) Licensee shall have the sole option of deciding whether to apply for a patent. If it does, Licensor shall give all necessary cooperation and assistance in preparing and prosecuting Licensee's patent application. Upon issuance of a patent, Licensor shall receive from Licensee a royalty-free license (with the right to sublicense) to use the patent, outside the Territory which is designated as exclusive to Licensee, for the term of this Agreement.

            (b) If Licensee decides not to file a patent application, Licensor has the option to do so. In such event, all costs of obtaining the patent and consequent royalty payments will be for the account of the Licensor and Licensor will grant to Licensee a royalty-free perpetual license to use the patent to manufacture, use and sell Licensed Products, including the right to sublicense, in the Territory which is designated as exclusive to Licensee.

            (c) If the improvements are not patentable, or both parties choose not to patent them, Licensee agrees to submit to Licensor, during the term of this Agreement, all available information on the improvements, now or hereafter found, owned or controlled by Licensee. Both Licensor and Licensee shall have a perpetual royalty-free license to use all of these improvements.


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


9.    No Contest; Use of Trademarks and Advertising Matter:

      Licensee acknowledges Licensor's right to control the Proprietary Information and the Rights, and will not at any time do or cause to be done any act or thing contesting or in any way impairing Licensor's investment and rights in such property. In accordance with Licensor's instructions, Licensee shall use Licensor's trademarks in connection with Products it manufactures and sells under this Agreement.

      Licensee may use packaging, catalogs, labels, letterheads and advertisements carrying or including the trademarks covered by this Agreement in connection with the Products.

10.   Term:

      Except as provided for in Section 11, this Agreement shall begin as of the date first written above, and shall end on September 30, 1998, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by Licensor or Licensee of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

11.   Termination:

      11.1 For Breach. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days' prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of


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


            any covenant herein contained.

      11.2  Other:

            (a) In the event of compulsory or voluntary liquidation of Licensee, or the appointment of a receiver; or in case Licensee should make an assignment for the benefit of creditors; or should Licensee go out of business; then in any such event this Agreement shall automatically terminate.

            (b) This Agreement may be terminated at the option of Licensor if controlling interest in Licensee shall pass to any party or parties not holding controlling interest at the date of execution of this Agreement, unless written notice of such change in structure or ownership is given to Licensor prior to such change and is agreed to in writing by Licensor. Controlling interest is defined as the ownership of 51% of the voting stock of a corporation.

12.   Effects of Termination

      Upon termination of this Agreement for any reason:

      (a) Licensee shall not thereafter seek or accept any additional orders to manufacture or sell any Products; and

      (b) Licensee will have the right to complete and sell or use all Products, the production of which commenced prior to termination and to sell or use all Products in its possession on the date of termination.

      (c) Licensee will be obligated to pay Licensor the royalties related to any sales described in section 12 (b).

13.   Force Majeure:

      If, by reason of acts of God, natural events, accidents, war, governmental controls or any cause


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


beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

14.   Governing Law:

      To the extent not prohibited by other applicable law, this Agreement is made under the laws of Australia and shall be interpreted in accordance with such laws.

15.   Miscellaneous:

      15.1 Entire Agreement; Amendments. This Agreement states the entire agreement between the parties with respect to the Products and Rights provided for herein. No amendment or modification of this Agreement may be made except by an instrument in writing signed by both parties.

      15.2 Assignment. This Agreement may not be assigned in whole or in part by either party without the written consent of the other, which such consent should not be unreasonably withheld.

      15.3 Notice. Any notice required or committed to be sent hereunder will be deemed delivered five (5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      15.4 Legal Fees. In the event that any legal action, including arbitration, is required in order to enforce or interpret any of the provisions of this Agreement, the prevailing party in such action


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


            shall recover all reasonable costs and expenses, including attorneys' fees, incurred in connection therewith.

      15.5 No Waiver; Headings. The failure of either party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement. The sections and paragraphs of this Agreement are for convenience only and will not be of any effect in construing the meanings of such sections or paragraphs.

      15.6 Severability. In the event any clause, section or obligation stated herein is determined to be illegal, invalid or unenforceable in a particular jurisdiction, then in that jurisdiction this Agreement may be read and understood as not including such clause, section or obligation, and the other clauses, sections and obligations will remain in effect.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Hosokawa Micron Corporation                  Hosokawa Micron Australia Pty. Ltd.
(Licensor)                                   (Licensee)
By: /s/ Yoshio Hosokawa                      By: /s/ W. Brame
    -----------------------                     --------------------------------
Name:                                        Name:   W. Brame
Title: President                             Title:  Managing Director

                                             By: /s/ A. F. Boyce
                                                --------------------------------
                                             Name: A. F.Boyce
                                             Title: Company Secretary


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


                                EXHIBITS A and B

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                       Hosokawa Micron Australia Pty. Ltd.

                              dated October 1, 1997


                                    EXHIBIT A

Licensed Product(s):

      Micron Denspack
      Micron Vacu-Jet, CVX Series
      Micron Dryers, MDV, MDH, MDF Series
      Micron Agglomasters, AGM Series
      Micron Innomizer, INM Series
      Mechanofusion system, AM, AM-F Series
      Micron Jet T, MJ-T Series
      Micron Separators, MS, MS-N Series
      Micron Victory Mill, VP Series
      Micron Fine Victory Mill, FVP Series
      Micron Feather Mill, FM-S, FM-F Series


                                    EXHIBIT B

Proprietary Information and Rights:

      All related Hosokawa Micron Corporation patents and trademarks registered in the Territory with related know-how.


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


                                EXHIBITS C and D

                                     to the

                                LICENSE AGREEMENT

                                 By and Between

                           Hosokawa Micron Corporation

                                       and

                       Hosokawa Micron Australia Pty. Ltd.

                              dated October 1, 1997


                                    EXHIBIT C


Territory:

      Exclusive Territory: Australia and New Zealand

      Non-Exclusive Territory: None


                                    EXHIBIT D

Royalty Rate(s):

4%:   Micron Denspack
      Micron Vacu-Jet, CVX Series
      Micron Dryers, MDV, MDH, MDF Series
      Micron Agglomasters, AGM Series
      Micron Innomizer, INM Series
      Mechanofusion system, AM, AM-F Series
      Micron Jet T, MJ-T Series

2.5%: Micron Separators, MS, MS-N Series
      Micron Victory Mill, VP Series
      Micron Fine Victory Mill, FVP Series
      Micron Feather Mill, FM-S, FM-F Series


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


                         TRADEMARK LICENSING AGREEMENT

            THIS AGREEMENT is entered into the 1st day of October, 1997, by and between Hosokawa Micron Corporation, a Japanese corporation, with offices at 5-14, 2-chome, Kawaramachi, Chuo-ku Osaka 541, Japan ("HMC") and Hosokawa Micron International Inc., a Delaware corporation, with offices at 780 Third Avenue, New York, New York 10017 ("HMII").

                             W I T N E S S E T H:

WHEREAS, HMC owns the Hosokawa Micron tradename and logo (the "Trademarks");

WHEREAS, HMII desires to use the Trademarks within North, Central and South
      America (the "Territory");

WHEREAS, HMC is willing to grant to HMII the right to use the Trademarks subject to the terms and conditions of this Agreement, and HMII is willing to accept such rights and obligations;

            NOW, THEREFORE, in consideration of the mutual agreements, the parties hereby agree as follows.

                                   ARTICLE I

                       GRANT OF RIGHT TO USE TRADEMARKS

            Section 1.1. Grant by Licensor. HMC grants to HMII the exclusive right to use the Trademarks, as listed in Exhibit A in the Territory.


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


      Section 1.2. Sublicenses and Transfers. Except to a 50% or more owned affiliate, HMII shall not assign, sublicense, make available, or otherwise transfer any right to use or otherwise enjoy the Trademarks without the written consent of HMC.

                                   ARTICLE II

                                 ROYALTY PAYMENT

      Section 2.1. Compensation. HMII shall pay to HMC a royalty equal to $50,000 per year plus governmental costs to maintain Trademarks in the Territory.

      Section 2.2. Payment and Accounting. Royalties due to HMC shall be due and payable by HMII semi-annually within thirty (30) days after March 31st and September 30th each year. HMII shall withhold the necessary withholding tax and forward to HMC the tax documentation supporting such royalty payment and related withholding tax.

      Section 2.3. Currency. All royalties due under this Agreement shall be payable in Japanese yen.

                                  ARTICLE III

                        WARRANTIES AND REPRESENTATIONS

      Section 3.1.  HMC warrants that:


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


      a.    It owns the exclusive right, title, and interest in the Trademark;

      b.    The Trademark is valid and enforceable;

      c.    Use of the Trademark does not infringe any rights of Third Parties;
            and

      d.    It has the right and authority to enter into this Agreement.

      Section 3.2. HMII warrants that it has the right and authority to enter into this Agreement.

                                   ARTICLE IV

                               TRADEMARK OWNERSHIP

      HMII acknowledges HMC's exclusive right, title, and interest in the Trademarks. HMII shall not at any time do or cause to be done, or fail to do or cause to be done, any act or thing, directly or indirectly, contesting or in any way impairing HMC's right, title, or interest in the Trademark. Every use of the Trademark by HMII shall inure to the benefit of HMC.

                                    ARTICLE V

                              TERM AND TERMINATION

      Section 5.1. Term. This Agreement shall remain in effect for a period of three (3) years from October 1, 1997, provided that it shall automatically be renewed and continue in full force and effect thereafter from year to year, unless and until notice is given by HMC or HMII of its intention to terminate this Agreement at the expiration of the original term or any renewal term, such notice to be given at least sixty (60) days prior to any such expiration date.

      Section 5.2. Termination. In the event either party hereto fails, refuses or neglects to perform any obligation on its part under this Agreement, or if any warranty or representation made by either party hereto proves to be false or misleading in any material respect, the other party may then terminate this Agreement upon sixty (60) days prior written notice, provided, however, that in the event the defaulting party shall rectify such default within the notice period, this Agreement shall remain in full force and effect. Any cancellation or termination of this Agreement shall be without prejudice to any other right of action or remedy for the recovery of royalties or for the breach of any covenant herein contained.

a. In the event of compulsory or voluntary liquidation of HMII, or the appointment of a receiver; or in case HMII should make an assignment for the benefit of creditors; or should HMII go out of business; then in any such event this Agreement shall automatically terminate.

      Section 5.3. Effects of Termination. On termination of this Agreement for any reason:

a. HMC shall have the right to retain any sums already paid by HMII under this Agreement, and HMII shall pay all sums accrued that are then due under this Agreement; and

b. HMII shall discontinue all use of any Trademark and shall have no further right, title, or interest in any Trademark.


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


c. HMII must remove Trademark from everything in its possession on the date of termination.

                                   ARTICLE VI

                                  MISCELLANEOUS

      Section 6.1.  Notices. Any notice required will be deemed delivered five
(5) days after the date mailed or otherwise dispatched in the mail, postage prepaid, by registered, express or certified mail, return receipt requested, or by a recognized private express courier, to either party at the address listed above, or such other address of which either party may so notify the other. Notice will also be deemed given on the date notice is faxed to the other party.

      Section 6.2. Force Majeure. If, by reason of acts of God, natural events, accidents, war, government controls or any cause beyond control of either party, performance of one or both parties is prevented, then in such event performance by both parties hereunder shall be excused or deferred, as appropriate, until the effects of such intervening cause have ended. Either party has the right to terminate if a Force Majeure event remains in effect for more than ninety (90) days.

      Section 6.3. Amendment. No change, modification, or amendment of this Agreement shall be valid or binding on the parties unless such change or modification shall be in writing signed by the party or parties against whom the same is sought to be enforced.

      Section 6.4. Remedies Cumulative. The remedies of the parties under this Agreement are cumulative and shall not exclude any other remedies to which the party may be lawfully entitled.


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


      Section 6.5. Further Assurances. Each party hereby covenants and agrees that it shall execute and deliver such deeds and other documents as may be required to implement any of the provisions of this Agreement.

      Section 6.6. No Waiver. The failure of any party to insist on strict performance of a covenant hereunder or of any obligation hereunder shall not be a waiver of such party's right to demand strict compliance therewith in the future, nor shall the same be construed as a novation of this Agreement.

      Section 6.7. Integration. This Agreement constitutes the full and complete agreement of the parties with regard to the subject matter of this Agreement.

      Section 6.8. Captions. Titles or captions of articles and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

      Section 6.9. Counterparts. This Agreement may be executed in multiple copies, each of which shall for all purposes constitute an Agreement, binding on the parties, and each partner hereby covenants and agrees to execute all duplicates or replacement counterparts of this Agreement as may be required.

      Section 6.10. Applicable Law. This Agreement shall be governed by and construed in


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


accordance with the laws of the state of New York, USA.

      Section 6.11. Severability. In the event any provision, clause, sentence, phrase, or word hereof, or the application thereof in any circumstances, is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder hereof, or of the application of any such provision, sentence, clause, phrase, or word in any other circumstances.

      Section 6.12. Costs and Expenses. Unless otherwise provided in this Agreement, each party shall bear all fees and expenses incurred in performing its obligations under this Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above by their duly authorized officers.

Hosokawa Micron Corporation         Hosokawa Micron International Inc.
(Licensor)  ("HMII")                (Licensee) ("HMII")
By: /s/ Yoshio Hosokawa             By: /s/ William J. Brennan
   ------------------------            -------------------------------
Name:                               Name:  William J. Brennan
Title: President                    Title: E.V.P.

                                    EXHIBIT A

                                   TRADEMARKS

HOSOKAWA MICRON                          U.S. Patent and Trademark Office
                                                 Reg. No. 1,303,472 &
                                                 Reg. No. 1,312,202


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